EXHIBIT 99.1

Macrovision Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main (408) 567-1800 Fax

FOR IMMEDIATE RELEASE

MACROVISION CORPORATION REPORTS THIRD QUARTER FINANCIAL

PERFORMANCE

COMPANY SIGNS AGREEMENT TO ACQUIRE ALL MEDIA GUIDE HOLDINGS, INC.

SANTA CLARA, Calif. (BUSINESS WIRE)—November 6, 2007—Macrovision Corporation (NASDAQ: MVSN) announced today third quarter revenues of $76.8 million compared to $58.1 million for the third quarter of 2006. US GAAP net income was $14.1 million compared to $7.2 million for the third quarter of 2006. Diluted GAAP earnings per share for the quarter were $0.26, compared to $0.14 for the third quarter of 2006.

Non-GAAP net income was $26.3 million, compared to $11.9 million in the third quarter of 2006. Non-GAAP diluted earnings per share for the quarter were $0.48, compared to $0.23 in the same quarter of 2006. Non-GAAP net income excludes non-cash and one-time items such as amortization of intangibles from acquisitions, equity-based compensation charges, and restructuring and asset impairment charges, as applicable. A reconciliation between net income on a GAAP and non-GAAP basis is provided in tables below.

Macrovision generated $12 million of cash from operations in the third quarter and its liquid cash and investments at the end of the third quarter were $493 million.

“We continue to be excited about our strategy of providing tools and services to drive the shift to digital entertainment and are continuing our investment in this area with the acquisition of All Media Guide Holdings, Inc. (AMG),” said Fred Amoroso, President and CEO of Macrovision. “AMG is a leading provider of descriptive content specifically covering music, video and games. They have a high caliber customer list of media player providers, web portals, retailers, and consumer electronic (CE) device manufacturers and will help in further expanding our enabling middleware solutions.”

“We are pleased that we were able to finalize significant agreements in the third quarter with both of the customers we had anticipated signing in the second quarter such that the shortfall in our revenue in the second quarter was caught up by the end of the third quarter. With only one quarter remaining in 2007, we have narrowed our outlook for 2007 revenue to a range of $280 million to $285 million and we are increasing our diluted non-GAAP earnings per share estimates from a range of between $1.33 to $1.43 to a range of between $1.41 and $1.46” added James Budge, Chief Financial Officer. “In the fourth quarter of

2007, we expect revenue between $80 million and $85 million and diluted non-GAAP earnings per share within the range of $0.47 and $0.52. With respect to AMG, we expect minimal financial impact to our revenue and earnings in 2007 but in 2008, we expect this transaction to add approximately $20 million to our revenues and $0.05 to our diluted non-GAAP earnings per share. The AMG purchase price is $82 million in cash, is subject to customary closing conditions and is expected to close by the end of 2007. “

GAAP to Non-GAAP Reconciliation

Macrovision provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Macrovision’s management evaluates those operations. Non-GAAP net income and non-GAAP diluted earnings per share are supplemental measures of Macrovision’s performance that are not required by, and are not presented in accordance with, GAAP. The non-GAAP information does not substitute for any performance measure derived in accordance with GAAP. Macrovision believes that this non-GAAP information provides useful information to investors by excluding the effect of some non-cash and one-time expenses that are required to be recorded under GAAP but that Macrovision believes are not indicative of Macrovision’s core operating results, or that are expected to be incurred over a limited period of time.

Macrovision’s management evaluates and makes operating decisions about its business operations primarily based on revenue and the core costs of those business operations. Management does not consider as “core costs” and therefore does not use the amortization of intangibles from acquisitions, restructuring and other costs, and equity-based compensation charges when making business decisions. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items and other significant unusual items from the period expenses. The income statement line items involved in the adjustment from GAAP to non-GAAP presentation in this earnings release are amortization of intangibles and restructuring and other charges; and the following items that include equity-based compensation charges: (1) cost of revenues; (2) operating expenses, research and development; (3) operating expenses, selling and marketing; and (4) operating expenses, general and administrative. These items in turn affect (1) total cost of revenues; (2) total costs and expenses; (3) operating income; (4) income before income taxes; (5) provision for income taxes; (6) net income; (7) diluted shares for EPS; (8) basic earnings per share and (9) diluted earnings per share. To determine its non-GAAP provision for income taxes, Macrovision recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, the adjustment provides management with information about Macrovision’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Macrovision does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions in order to make more consistent and meaningful evaluations of Macrovision’s operating expenses. Management also excludes the effect of restructuring and other charges for the same reason. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the stock-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Macrovision. Management uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin. Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets. Making this non-GAAP financial information available to investors, in addition to the GAAP information, also helps investors compare Macrovision’s performance with the performance of other companies in our industry, which use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the non-GAAP financial information. Because other companies, including companies similar to Macrovision, may calculate their non-GAAP earnings differently than Macrovision, non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing this non-GAAP financial information, in addition to the GAAP information, facilitates consistent comparison of Macrovision’s financial performance over time. Macrovision has provided non-GAAP results to the investment community, not as an alternative but as an important supplement to GAAP information, to enable investors to evaluate Macrovision’s core operating performance in the same way that management does. The tables below present the differences between non-GAAP earnings and GAAP net income on an absolute and per share basis.

Dial-in Information

Macrovision will hold an investor conference call on November 6, 2007, at 5:00 p.m. ET. Investors and analysts interested in participating in the conference are welcome to call 800-257-7087 (or international +1 303-205-0066) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at www.macrovision.com or www.earnings.com (or www.streetevents.com for subscribers) on November 6, 2007 at 5:00 p.m. ET. The on-demand audio Webcast of Macrovision’s earnings conference call can be accessed approximately 1-2 hours after the live Webcast ends.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (or international +1 303-590-3000) and enter passcode 11099203#. Access to the replay is available through November 7, 2007.

About Macrovision

Macrovision provides a broad set of solutions that enable businesses to protect, enhance and distribute their digital goods to consumers across multiple channels. Macrovision solutions are deployed by companies in the entertainment, consumer electronics, gaming, software, information publishing and corporate IT markets to solve industry-specific challenges and bring greater value to their customers. Macrovision holds approximately 270 issued or pending United States patents and more than 1,200 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision is headquartered in Santa Clara, California, U.S.A. with other offices across the United States and around the world. More information about Macrovision can be found at www.macrovision.com.

©Macrovision 2007. Macrovision is a registered trademark of Macrovision Corporation. All other brands and product names and trademarks are the registered property of their respective companies.

All statements contained herein, including the quotations attributed to Mr. Amoroso and Mr. Budge, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s estimates of future revenues and earnings, business strategies, and product plans of the Company and statements regarding the financial impact and the expected closing of the acquisition transaction described herein.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, consumer or enterprise software value management, or markets for the technological protection of copyrighted materials contained in such products, to continue, develop or expand, the failure of the Company’s products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers and the failure to close the acquisition transaction. Other factors include those outlined in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, our Quarterly Report on Form 10-Q for the period ended June 30, 2007 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company assumes no obligation, except as required by law, to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

# # #

Investor Contact:

James Budge

Macrovision Corporation

+1 (408) 562-8400

MACROVISION CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
Revenues:
Licenses	$62,424	$44,357	$151,520	$132,726
Services	14,347	13,790	47,519	40,788

Total revenues	76,771	58,147	199,039	173,514
Cost of revenues:
License fees	1,612	2,838	5,429	7,768
Service fees (1)	8,533	7,996	28,344	22,483
Amortization of intangibles from acquisitions	3,584	3,150	10,795	9,883

Total cost of revenues	13,729	13,984	44,568	40,134
Gross profit	63,042	44,163	154,471	133,380
Operating expenses:
Research and development (1)	13,365	13,268	41,243	39,598
Selling and marketing (1)	16,342	16,851	51,727	50,169
General and administrative (1)	11,323	9,562	30,495	26,855
Restructuring and asset impairment charges	8,069	—	13,139	—

Total operating expenses	49,099	39,681	136,604	116,622

Operating income	13,943	4,482	17,867	16,758
Interest and other income, net	4,890	2,245	11,105	6,400

Income before income taxes	18,833	6,727	28,972	23,158
Income taxes	4,741	(470)	6,680	6,713

Net income	$14,092	$7,197	$22,292	$16,445

Basic net earnings per share	$0.26	$0.14	$0.42	$0.32

Shares used in calculating basic net earnings per share	54,401	51,913	53,342	51,956

Diluted net earnings per share	$0.26	$0.14	$0.41	$0.31

Shares used in calculating diluted net earnings per share	55,060	52,717	54,344	52,695

(1) Equity-based compensation by category is as follows:
Cost of revenue	$273	$451	$971	$1,365
Research and development	$503	$1,363	$2,348	$4,669
Selling and marketing	$1,270	$1,802	$3,360	$5,766
General and administrative	$1,804	$1,639	$4,976	$4,696

MACROVISION CORPORATION

RECONCILIATION OF GAAP to NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
GAAP Gross profit	$63,042	$44,163	$154,471	$133,380
Amortization of intangibles from acquisitions	3,847	3,424	11,562	10,612
Equity-based compensation	273	451	971	1,365

Non-GAAP Gross profit	$67,162	$48,038	$167,004	$145,357

GAAP Operating income	$13,943	$4,482	$17,867	$16,758
Amortization of intangibles from acquisitions	3,847	3,424	11,562	10,612
Equity-based compensation	3,850	5,255	11,655	16,496
Restructuring and asset impairment charges	8,069	—	13,139	—

Non-GAAP Operating income	$29,709	$13,161	$54,223	$43,866

GAAP Net income	$14,092	$7,197	$22,292	$16,445
Amortization of intangibles from acquisitions	3,847	3,424	11,562	10,612
Equity-based compensation	3,850	5,255	11,655	16,496
Restructuring and asset impairment charges	8,069	—	13,139	—
Income tax effect of Non-GAAP adjustments	(3,516)	(3,953)	(7,692)	(4,265)

Non-GAAP Net income	$26,342	$11,923	$50,956	$39,288

GAAP Diluted EPS	$0.26	$0.14	$0.41	$0.31
Amortization of intangibles from acquisitions	0.07	0.06	0.21	0.20
Equity-based compensation	0.06	0.10	0.21	0.32
Restructuring and asset impairment charges	0.15	—	0.24	—
Income tax effect of Non-GAAP adjustments	(0.06)	(0.07)	(0.13)	(0.08)

Non-GAAP Diluted EPS	$0.48	$0.23	$0.94	$0.75

Shares used in calculating diluted net earnings per share	55,060	52,717	54,344	52,695

MACROVISION CORPORATION

BUSINESS UNIT SUMMARY

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30, 2007	September 30, 2006	September 30, 2007	September 30, 2006
Revenues:
Embedded Solutions	$33,352	$11,445	$67,251	$33,267
Entertainment	12,106	14,695	35,416	43,822
Software	26,488	26,517	81,221	81,882
Distribution and Commerce	4,825	5,490	15,151	14,543

Total	$76,771	$58,147	$199,039	$173,514

Segment operating income*
Embedded Solutions	$29,013	$10,665	$55,944	$30,990
Entertainment	8,362	7,627	21,890	22,452
Software	8,425	8,238	30,374	27,266
Distribution and Commerce	(3,735)	(1,803)	(17,478)	(4,583)

Total segment operating income*	42,065	24,727	90,730	76,125
Unallocated Costs	(20,053)	(20,245)	(59,724)	(59,367)
Restructuring and asset impairment charges	(8,069)	—	(13,139)	—

Operating Income	$13,943	$4,482	$17,867	$16,758

*	Macrovision Corporation does not allocate to its segments certain operating expenses, which it manages separately at the corporate level. These unallocated costs include charges for equity-based compensation, corporate marketing and administrative functions. Restructuring and asset impairment charges are not allocated to segments.

MACROVISION CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	September 30, 2007	December 31, 2006
ASSETS
Cash and cash equivalents	$180,234	$159,666
Advance payments for acquisition	—	40,241
Short-term investments	231,913	121,559
Accounts receivable, net	62,059	66,723
Deferred Tax Assets	3,156	—
Taxes Receivable	1,064	—
Prepaid expenses and other assets	10,416	14,402

Total Current Assets	488,842	402,591
Long-term marketable investment securities	98,841	175,165
Restricted cash	12,000	12,000
Deferred tax assets	43,102	28,730
Property and equipment, net	15,038	21,818
Other intangibles from acquisitions, net	23,927	25,368
Patents and other assets	21,491	17,894
Goodwill	171,674	136,049

TOTAL ASSETS	$874,915	$819,615

LIABILITIES
Accounts payable	$5,178	$4,378
Accrued expenses	25,762	34,073
Income Taxes Payable	—	37,632
Deferred revenue	30,619	33,831

Total Current Liabilities	61,559	109,914
Convertible senior notes	240,000	240,000
Taxes Payable	44,576	—
Other non-current liabilities	1,213	3,559

TOTAL LIABILITIES	347,348	353,473

STOCKHOLDERS’ EQUITY	527,567	466,142

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$874,915	$819,615